--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 14a-11(c) or 14a-12

                              NCS HEALTHCARE, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              KEVIN B. SHAW, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                    (NAME OF PERSON FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
                 Not Applicable

     (2) Aggregate number of securities to which transaction applies:
                 Not Applicable

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11*
                 Not Applicable

     (4) Proposed maximum aggregate value of transaction:
                 Not Applicable

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement no.:

     (3) Filing Party:

     (4) Date Filed:
------------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              NCS Healthcare Logo

November 1, 1999

Dear Stockholder:

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders of NCS HealthCare, Inc. to be held Monday, November 22, 1999, at 9:30 a.m. (local time), at the Private Rooms at Playhouse Square, 1515 Euclid Avenue, 2nd Floor, Cleveland, Ohio.

     You will be asked to consider and vote upon the election of a Director. In addition, there will be a discussion of the Company's activities and a report on our first quarter, which ended on September 30, 1999.

     Whether or not you plan to attend the Annual Meeting in person, it is important that your shares are represented. Therefore, please complete, sign, date and promptly return the enclosed proxy card in the accompanying envelope. You are, of course, welcome to attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

     On behalf of the Board of Directors and the management of NCS HealthCare, Inc., we would like to thank you for your continued support and confidence.

                            Sincerely,

                            /s/ Jon H. Outcalt                            /s/ Kevin B. Shaw
                            Jon H. Outcalt                                Kevin B. Shaw
                            Chairman                                      President and Chief Executive
                                                                          Officer

                              NCS HEALTHCARE, INC.

                            3201 Enterprise Parkway
                             Cleveland, Ohio 44122

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD MONDAY, NOVEMBER 22, 1999

     The 1999 Annual Meeting of Stockholders of NCS HealthCare, Inc., a Delaware corporation, will be held Monday, November 22, 1999, at 9:30 a.m. (local time), at the Private Rooms at Playhouse Square, 1515 Euclid Avenue, 2nd Floor, Cleveland, Ohio. Doors to the meeting will be open at 9:00 a.m.

     The meeting will be conducted:

        1. To consider and vote upon the election of the class of Director whose term will expire at the Annual Meeting of Stockholders to be held in 2002; and

        2. To consider and act upon such other matters as may properly come before the meeting or any and all postponements or adjournments thereof.

     Only stockholders of record at the close of business on October 18, 1999, will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

                                          Kevin B. Shaw
                                          President and Chief Executive Officer
November 1, 1999

EACH STOCKHOLDER IS REQUESTED TO EXECUTE AND PROMPTLY RETURN THE ENCLOSED PROXY
                     CARD IN THE ENCLOSED PREPAID ENVELOPE.

                              NCS HEALTHCARE, INC.

                            ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                      To be held Monday, November 22, 1999
                      Mailed on or about November 1, 1999

                                  INTRODUCTION

     This proxy statement (the "Proxy Statement") is being furnished to stockholders of NCS Healthcare, Inc., a Delaware corporation ("NCS" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or the "Board of Directors") from holders of record of the Company's outstanding shares of Class A Common Stock, $.01 par value (the "Class A Stock"), and Class B Common Stock, $.01 par value (the "Class B Stock") (the Class A Stock and Class B Stock hereinafter collectively referred to as the "Common Stock"), as of the close of business on October 18, 1999 (the "Annual Meeting Record Date") for use at the 1999 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), and at any adjournments or postponements thereof. The Annual Meeting will be held on Monday, November 22, 1999, at 9:30 a.m. (local time), at the Private Rooms at Playhouse Square, 1515 Euclid Avenue, 2nd Floor, Cleveland, Ohio. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about November 1, 1999. The headquarters and principal executive offices of the Company are located at 3201 Enterprise Parkway, Cleveland, Ohio 44122.

     Proxies will be solicited by mail, telephone or other means of communication. Solicitation also may be made by Directors, officers and other employees of the Company not specifically employed for this purpose. The Company will reimburse brokerage firms, custodians, nominees and fiduciaries in accordance with the rules of the National Association of Securities Dealers, Inc. for reasonable expenses incurred by them in forwarding materials to the beneficial owners of the Common Stock. The entire cost of solicitation will be borne by the Company.

                      VOTING RIGHTS AND PROXY INFORMATION

     Only holders of record of Common Stock as of the close of business on the Annual Meeting Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Holders of Class A Stock are entitled to one vote per share on any matter that may properly come before the Annual Meeting, and holders of Class B Stock are entitled to ten votes per share on any such matters. Except as otherwise provided by the Company's Certificate of Incorporation or required by law, holders of the Class A Stock and Class B Stock will at all times vote on all matters (including the election of Directors) together as one class. The presence, either in person or by properly executed and delivered proxy, of the holders of a majority of the voting power of the Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting and to permit action to be taken by stockholders at such meeting. Under Delaware law,

Common Stock represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares present and entitled to vote for purposes of determining the presence of a quorum.

     A plurality of the votes present in person or represented by proxy at the Annual Meeting is required to elect the nominee for Director. "Plurality" means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of the Director, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes.

     Unless otherwise provided by law or the Company's Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of the Common Stock entitled to vote on such a matter and present in person or represented by proxy at the Annual Meeting is required to approve all other matters properly brought before the Annual Meeting. Abstentions as to all such matters will have the same effect as votes against such matters. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any proposal requiring the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote.

     As of October 18, 1999, there were 14,488,467 shares of Class A Stock and 5,899,673 shares of Class B Stock outstanding and entitled to vote at the Annual Meeting. All shares of Common Stock of the Company represented at the Annual Meeting by properly executed and delivered proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for the nominee recommended by the Board.

     In the event that a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the Company may adjourn the Annual Meeting with or without a vote of the stockholders. If the Company proposes to adjourn the Annual Meeting by a vote of the stockholders, the persons named in the enclosed proxy will vote all Common Stock for which they have voting authority in favor of such adjournment.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with National City Bank, in its capacity as transfer agent for the Company (the "Transfer Agent"), at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Transfer Agent at or before the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to National City Bank, Corporate Trust Administration, 629 Euclid Avenue, Room 635, Cleveland, Ohio 44114, Attention:
Mr. J. Dean Presson.

              STOCK OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

     The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of September 13, 1999, unless indicated otherwise, by (i) each person known by the Company to be the beneficial owner of more than 5% of any class of Common Stock, (ii) each Director, (iii) each Named Executive Officer and (iv) all Directors and executive officers as a group.

                                                     CLASS A STOCK             CLASS B STOCK
                                                  BENEFICIALLY OWNED       BENEFICIALLY OWNED(1)
                                                -----------------------   -----------------------
NAME                                               NUMBER       PERCENT      NUMBER       PERCENT
----                                            -------------   -------   -------------   -------
AMVESCAP PLC
  11 Devonshire Square
  London, England EC2M 4YR....................      993,943(2)    6.9%             --        --
Massachusetts Financial Services Company
  500 Boylston St., 15th Floor
  Boston, MA 02116............................      763,204(3)    5.3%             --        --
Pilgrim Baxter & Associates, Ltd.
  825 Duportail Rd
  Wayne, PA 19087.............................      828,700(4)    5.7%             --        --
Putnam Investments, Inc.
  One Post Office Square
  Boston, MA 02109............................    1,110,151(5)    7.7%             --        --
T. Rowe Price Associates, Inc.
  100 East Pratt St
  Baltimore, MD 21202.........................    1,156,541(6)    8.0%             --        --
Thomson Horstmann & Bryant, Inc.
  Park 80 West, Plaza Two
  Saddle Brook, NJ 07663......................      847,400(7)    5.9%             --        --
Waddell & Reed Investment Management Company
  6300 Lamar Avenue P.O. Box 29217
  Shawnee Mission, KS 66201-9217..............      827,100(8)    5.7%             --        --
Jon H. Outcalt (9)............................      117,063(10)     *       3,476,086(11)  59.0%
Kevin B. Shaw (9).............................       27,542(12)     *       1,141,134(13)  19.3%
Phyllis K. Wilson.............................      135,507(14)     *              --        --
Jeffrey R. Steinhilber........................       20,306(15)     *         110,990(16)   1.9%
Marvin R. Richardson..........................       44,480(17)     *              --        --
William B. Byrum..............................       70,947(18)     *              --        --
J. Patrick Morris.............................       18,833(19)     *              --        --
Thomas Bryant Mangum..........................           --         *              --        --
A. Malachi Mixon III..........................       60,650(20)     *          92,185       1.6%
Richard L. Osborne............................       49,657         *         101,403       1.7%
Boake A. Sells................................       14,260         *          92,185       1.6%
All Directors and executive officers as a
  group (12 persons) (21).....................      562,624       3.9%      4,902,993      83.1%

---------------

* Less than one percent.

  (1) Each share of Class B Stock carries ten votes per share and is convertible at any time into one share of Class A Stock.

  (2) Based solely upon information contained in Amendment No. 1, dated February 12, 1998, to the Schedule 13G filed with the Securities and Exchange Commission by INVESCO, Inc. on behalf of itself and Amvescap PLC, AVZ, Inc., AIM Management Group Inc., Amvescap Group Services, Inc., INVESCO North American Holdings, Inc., INVESCO Capital Management, Inc., INVESCO Funds Group, Inc., INVESCO Management & Research, Inc. and INVESCO Realty Advisors, Inc., all of which share voting and dispositive power over 993,943 shares of Class A Stock.

  (3) Based solely upon information contained in Amendment No. 1, dated February 11, 1999, to the Schedule 13G filed with the Securities and Exchange Commission by Massachusetts Financial Services Company. Massachusetts Financial Services Company has sole dispositive power over 742,904 shares of Class A Stock and sole voting power over 763,204 shares of Class A Stock.

  (4) Based solely upon information contained in Amendment No. 1, dated February 12, 1998, to the Schedule 13G filed with the Securities and Exchange Commission by Pilgrim Baxter & Associates, Ltd. Pilgrim Baxter & Associates, Ltd. has sole dispositive power and shared voting power over 828,700 shares of Class A Stock and sole voting power over 762,400 shares of Class A Stock.

  (5) Based solely upon information contained in the Amendment, dated January 26, 1999, to the Schedule 13G filed with the Securities and Exchange Commission by Putnam Investments, Inc. ("PI") on behalf of itself and Marsh & McLennan Companies, Inc. ("MMC"), Putnam Investment Management, Inc. ("PIM") and The Putnam Advisory Company, Inc. ("PAC"). PI is a wholly-owned subsidiary of MMC. PIM, the investment adviser to the Putnam family of mutual funds, and PAC, the investment adviser to Putnam's institutional clients, are wholly owned by PI. PIM and PAC share dispositive power over 971,000 shares and 139,151 shares of Class A Stock, respectively. PAC also shares voting power over 118,051 shares of Class A Stock held by institutional clients. PI and MMC disclaim beneficial ownership over the shares held by PIM and PAC.

  (6) Based solely upon information contained in Amendment No. 1, dated February 12, 1999, to the Schedule 13G filed with the Securities and Exchange Commission by T. Rowe Price Associates, Inc. ("Price Associates") on behalf of itself and the T. Rowe Price New Horizons Fund, Inc. ("Price Horizons"). Price Horizons is a wholly owned subsidiary of Price Associates. Price Associates serves as the investment advisor to Price Horizons. Price Associates has sole dispositive power over 1,156,541 shares of Class A Stock and has sole voting power over 241,141 shares of Class A Stock. Price Horizons has sole voting power over 915,000 shares of Class A Stock.

  (7) Based solely upon information contained in a Schedule 13G, dated January 25, 1999, filed with the Securities and Exchange Commission by Thomson Horstmann & Bryant, Inc. Thomson Horstmann & Bryant, Inc. has sole voting power over 555,100 shares of Class A Stock, shared voting power over 11,300 shares of Class A Stock and sole dispositive power over 847,400 shares of Class A Stock.

  (8) Based solely upon information contained in a Schedule 13G, dated February 12, 1999, field with the Securities and Exchange Commission jointly by Waddell & Reed Financial, Inc. ("WDR"), Waddell & Reed Financial Services, Inc. ("WRFSI"), Waddell & Reed, Inc. ("WRI")and Waddell & Reed Investment Management Company ("WRIMCO"). The filing persons have sole voting power over 827,100 shares of Class A Stock and sole dispositive power over 827,100 shares of Class A Stock. The securities reported are beneficially owned by one or more open-end investment companies or other managed accounts that are advised or sub-advised by WRIMCO, an investment advisory subsidiary of WRI. WRI is a broker-dealer and underwriting subsidiary of WRFSI. In turn, WRFSI is a subsidiary of WDR, a publicly traded company. The investment advisory contracts grants WRIMCO all investment and/or voting power over securities owned by such advisory clients. The investment sub-advisory contracts grant WRIMCO investment power over securities owned by such sub-advisory clients and, in most cases, voting power.

  (9) The beneficial owner's address is c/o NCS HealthCare, Inc., 3201 Enterprise Parkway, Suite 220, Cleveland, Ohio 44122.

 (10) Includes (i) 32,063 shares of Class A Stock held by Mr. Outcalt's spouse,
      (ii) 70,000 shares of Class A Stock held by the custodian of an IRA account for the benefit of Mr. Outcalt and (iii) options to purchase 15,000 shares of Class A Stock that were exercisable within 60 days of the Annual Meeting Record Date.

 (11) Owned of record by the Jon H. Outcalt Trust.

 (12) Includes (i) 5,675 shares of Class A Stock held by Mr. Shaw's spouse and
      (ii) options to purchase 16,667 shares of Class A Stock that were exercisable within 60 days of the Annual Meeting Record Date.

 (13) Includes 184,370 shares of Class B Stock held by a limited partnership of which Mr. Shaw is the general partner.

 (14) Includes (i) 130,507 shares of Class A Stock held by trusts for which Ms. Wilson acts as the trustee and (ii) options to purchase 5,000 shares of Class A Stock that were exercisable within 60 days of the Annual Meeting Record Date.

 (15) Includes (i) 1,426 shares of Class A Stock held by Mr. Steinhilber as custodian for his daughter and (ii) options to purchase 18,524 shares of Class A Stock that were exercisable within 60 days of the Annual Meeting Record Date.

 (16) Includes options to purchase 94,858 shares of Class B Stock that were exercisable within 60 days of the Annual Meeting Record Date.

 (17) Includes (i) 930 shares of Class A Stock owned by the trustee for an IRA account for the benefit of Mr. Richardson, (ii) 850 shares of Class A Stock owned by the trustee for an IRA account for the benefit of Mr. Richardson's spouse, (iii) 38,700 shares of Class A Stock owned by a corporation of which each of Mr. Richardson and Mr. Richardson's spouse own a 45% equity interest and (iv) options to purchase 4,000 shares of Class A Stock that were exercisable within 60 days of the Annual Meeting Record Date.

 (18) Includes (i) 280 shares of Class A Stock owned by the trustee for an IRA account for the benefit of Mr. Byrum's spouse and (ii) options to purchase 10,667 shares of Class A Stock that were exercisable within 60 days of the Annual Meeting Record Date.

 (19) Consists of options to purchase 18,833 shares of Class A Stock that were exercisable within 60 days of the Annual Meeting Record Date.

 (20) Includes 25,000 shares of Class A Stock owned by a limited partnership of which Mr. Mixon owns a 6.38% limited partnership interest. Mr. Mixon is also one of three managers and members of the general partner of the limited partnership and participates equally with them in a 15% carried interest in all profits of the partnership.

 (21) Includes options to purchase 79,029 shares of Class A Stock that were exercisable within 60 days of the Annual Meeting Record Date.

                              ELECTION OF DIRECTOR

     The By-Laws of the Company fix the number of Directors of the Company at seven. The Board of Directors of the Company is currently comprised of six Directors. The Company has three classes of Directors. The Board has nominated and recommends the reelection of Mr. Mixon as a "Class I Director" for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2002. In addition to the vacancy created within the Class I Directors by the resignation of James B. Naylor in November 1997, Ms. Wilson, also a Class I Director whose term expires at the Annual Meeting, has decided not to stand as a nominee for re-election. The Board has not nominated additional nominees to fill the vacancies within the Class I Directors created by the departures of Mr. Naylor and Ms. Wilson and will continue to consider qualified candidates to fill those vacancies. Proxies may not be voted for a greater number of persons than the number of nominees named herein.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR Mr. Mixon. If elected, Mr. Mixon has consented to serve as a Director of the Company for the three-year term or until his successor is elected and qualified. Further information with respect to Mr. Mixon is set forth below in the section entitled "Nominee for Class I Director." Although it is not contemplated that Mr. Mixon will be unable to serve as a Director, in such event, the proxies will be voted by the proxy holders for such other person as may be designated by the present Board of Directors.

NOMINEE FOR CLASS I DIRECTOR
A. Malachi Mixon III
  Director since 1994
  Member of the Audit and Human
Resources
    Committees of the Board of
Directors
  Age: 59 A. Malachi Mixon III has been the Chief Executive Officer and a Director of Invacare Corporation since 1979 and, since 1983, its Chairman of the Board. Mr. Mixon also served as President of Invacare Corporation from 1979 to 1996. Invacare Corporation is a leading world-wide manufacturer and distributor of home health care products. Mr. Mixon also serves as a Director of Lamson & Sessions Co., a supplier of engineered thermoplastic products, and
                                       Sherwin-Williams Company, a producer and distributor of coatings and related products, and is Chairman of the Board of Trustees of The Cleveland Clinic Foundation, one of the world's leading health care institutions.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOREGOING NOMINEE AS A CLASS I DIRECTOR OF THE COMPANY.

DIRECTORS CONTINUING IN OFFICE
Boake A. Sells
  Director since 1993
  Member of the Audit and Human
    Resources Committees of the
    Board of Directors
  Term as Class II Director expires
2000
  Age: 62 Boake A. Sells has been a self-employed private investor since June 1992. He was Chairman of the Board, President and Chief Executive Officer of Revco D.S., Inc. from September 1987 to June 1992 and was formerly President and Chief Operating Officer of Dayton Hudson Corporation and President and Chief Operating Officer of Cole

                                       National Corporation. Mr. Sells is a
                                       Director of Harrah's Entertainment, Inc., a leading casino gaming company.

Kevin B. Shaw
  President, Chief Executive
Officer
    and Secretary
  Director since 1986
  Term as Class II Director expires
2000
  Age: 42 Kevin B. Shaw is a founding principal of NCS and has served as President, Secretary and a Director of the Company since 1986 and as Chief Executive Officer since December 1995. Prior to joining the Company, he was employed by McKinsey & Company and Owens Corning Fiberglas.

Richard L. Osborne
  Director since 1986
  Member of the Audit and Human
Resources,
     Committee of the Board of
Directors
  Term as Class III Director
expires 2001
  Age: 61 Richard L. Osborne has served as the Executive Dean of the Weatherhead School of Management, Case Western Reserve University, Cleveland, Ohio, since 1971. Mr. Osborne serves on the Boards of Myers Industries, Inc., a manufacturer of plastic and rubber parts for the automotive and other industries, New Horizons Worldwide, Inc., a provider of computer training services, and Ohio Savings Financial Corporation, a savings and loan holding company.

Jon H. Outcalt
  Chairman of the Board
  Director since 1986
  Term as Class III Director
expires 2001
  Age: 63 Jon H. Outcalt is a founding principal of NCS. He served as Senior Vice President of Alliance Capital Management L.P., a global investment management company, from 1975 to December 1995. Mr. Outcalt serves on the Board of Directors of Myers Industries, Inc., a manufacturer of plastic and rubber parts for the automotive and other industries, and Ohio Savings Financial Corporation, a savings and loan holding company.

               THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     Presently, the Board is comprised of six members, three of whom are not officers or employees of the Company. During the fiscal year ended June 30, 1999, the Board met five times and acted by unanimous written consent without a meeting twice. During the fiscal year ended June 30, 1999, each Director attended at least 75 percent of the meetings of the Board of Directors and any Committee of the Board of Directors on which he or she served.

     The Board has three standing committees: (i) Audit, (ii) Human Resources and (iii) Executive. The Audit and Human Resources Committees were created on February 5, 1996, in connection with the Company's initial public offering. The Executive Committee was created on April 22, 1997. The members of each committee are appointed by the Board of Directors and serve at its discretion. A majority of the members of each committee constitutes a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, are acts of any of the respective committees. The Company does not have a standing nominating committee or a committee performing similar functions.

     The members of the Audit Committee are A. Malachi Mixon III, Richard L. Osborne and Boake A. Sells, none of whom has been an officer or employee of the Company or any of its subsidiaries. The Audit

Committee has general responsibility for the supervision of the financial controls as well as accounting and audit activities of the Company. The Audit Committee annually reviews the qualifications of the Company's independent certified public accountants, makes recommendations to the Board of Directors concerning the selection of the accountants and reviews the planning, fees and results of such accountants' audits. The Audit Committee met twice during the fiscal year ended June 30, 1999.

     The members of the Human Resources Committee are A. Malachi Mixon III, Richard L. Osborne and Boake A. Sells, none of whom was an officer or employee of the Company or any of its subsidiaries. The Human Resources Committee has the authority to (i) administer the Company's stock option plans, including the selection of optionees and the timing of option grants, (ii) review and monitor key employee compensation and benefits policies and (iii) administer the Company's management compensation plans. The Human Resources Committee met one time and acted by unanimous written consent without a meeting twice during the fiscal year ended June 30, 1999.

     The members of the Executive Committee are Jon H. Outcalt, Kevin B. Shaw and Phyllis K. Wilson. The Executive Committee has general authority for exercising the power of the Board of Directors regarding acquisitions of institutional pharmacies and related businesses in the long-term care industry. The Executive Committee also has general authority to authorize execution of asset purchase agreements or other acquisition agreements, issue shares of the Company's capital stock and incur indebtedness necessary to complete such acquisitions. The Executive Committee acted by unanimous written vote without a meeting once during the fiscal year ended June 30, 1999.

                           COMPENSATION OF DIRECTORS

     The Company endeavors to maintain a mutuality of interest between its Directors and the stockholders of the Company. Hence, it has required all of its Directors to purchase Common Stock and has compensated its Directors, who are not also key employees, solely by granting options to purchase shares of Class B Stock. No Director fees have been paid, and the Company does not anticipate paying Director fees in the foreseeable future.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

     The table below sets forth certain information with respect to compensation paid or accrued by the Company during the fiscal years ended June 30, 1997, 1998 and 1999, to the Company's (i) Chief Executive Officer, (ii) the other four most highly compensated executive officers of the Company for the fiscal year ended June 30, 1999 and (iii) any individual that would have been one of the four most highly compensated executive officers but for the fact that such individual was not serving as an executive officer of the Company at the end of the fiscal year ended June 30, 1999 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                   ANNUAL COMPENSATION              COMPENSATION AWARDS
                                            ----------------------------------   -------------------------
                                                                     OTHER       SECURITIES
                                                                     ANNUAL      UNDERLYING    ALL OTHER
                              FISCAL YEAR    SALARY     BONUS     COMPENSATION   OPTIONS(1)   COMPENSATION
                              -----------   --------   --------   ------------   ----------   ------------
Kevin B. Shaw                    1999       $187,000   $     --          --        50,000       $ 2,894(2)
President and Chief
  Executive                      1998        187,000         --          --            --         1,852(2)
  Officer                        1997        153,970         --          --        30,000         4,660(2)
William B. Byrum                 1999        135,000         --          --        25,000         2,000(3)
Executive Vice President &       1998        135,000         --          --            --         2,437(3)
  Chief Operating Officer        1997        129,808     72,500          --        30,000         2,299(3)
Thomas Bryant Mangum(4)          1999        175,000     71,690(5)                 20,000         1,000(6)
Senior Vice President            1998             --         --          --            --            --
                                 1997             --         --          --            --            --
J. Patrick Morris                1999        158,461         --          --        28,250         2,000(6)
Senior Vice President            1998        140,000         --          --            --            --
                                 1997         59,230(7)       --         --        28,250            --
Marvin R. Richardson             1999        158,076         --          --        30,000         2,000(6)
Executive Vice President         1998        135,000         --          --            --         2,116(6)
                                 1997        115,385         --          --        10,000         2,307(6)
Jeffrey R. Steinhilber(8)        1999        207,884        725          --        35,000         2,000(6)
Executive Vice President         1998        175,000         --          --            --         2,450(6)
                                 1997        139,423     30,000          --        15,000         1,938(6)

---------------

(1) Represents options to purchase shares of Class A Stock.

(2) Represents, for the fiscal years ended June 30, 1999, June 30, 1998, and June 30, 1997, respectively,(i) $894 paid by the Company for the payment of premiums on life insurance policies and $2,000 contributed by the Company to its 401(k) Plan on behalf of Mr. Shaw;(ii) $511 paid by the Company for the payment of premiums on life insurance policies and $1,341 contributed by the Company to its 401(k) Plan on behalf of Mr. Shaw; and(iii) $3,077 paid by the Company for the payment of premiums on life insurance policies and $1,583 contributed by the Company to its 401(k) Plan on behalf of Mr. Shaw. The Company currently matches each participating employee's contributions to the 401(k) Plan to the extent of 20% of the first 10% of the participant's salary reduction, up to the maximum allowable under the Internal Revenue Code.

(3) Represents, for the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, respectively,(i) $2,000 contributed by the Company to its 401(k) Plan on behalf of Mr. Byrum,(i) $1,962 contributed by the Company to its 401(k) Plan on behalf of Mr. Byrum and $475 earned in the form of interest not paid by Mr. Byrum on a below market rate loan from the Company to Mr. Byrum; and(ii) $2,299 contributed by the Company to its 401(k) Plan on behalf of Mr. Byrum.

(4) Mr. Mangum joined the Company on June 15, 1998.

(5) The bonus paid to Mr. Mangum was a one-time payment made by the Company in connection with Mr. Mangum's agreement to join the Company in June 1998.

(6) Represents amounts contributed by NCS to its 401(k) Plan on behalf of the employee.

(7) Mr. Morris joined the Company on February 1, 1997.

(8) Mr. Steinhilber resigned from his position as Executive Vice President and Chief Operating Officer effective as of June 11, 1999.

OPTION GRANTS

     Shown below is information on grants of stock options pursuant to the Company's 1996 Long Term Incentive Plan and the Company's 1998 Performance Plan during the fiscal year ended June 30, 1999 to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE
                              --------------------------------------------------------        VALUE AT ASSUMED
                                            PERCENTAGE OF                                          ANNUAL
                                                TOTAL                                       RATES OF STOCK PRICE
                              NUMBER OF        OPTIONS                                    APPRECIATION FOR OPTION
                              SECURITIES     GRANTED TO      EXERCISE OR                           TERMS
                              UNDERLYING    EMPLOYEES IN     BASE PRICE     EXPIRATION    ------------------------
            NAME               OPTIONS       FISCAL YEAR     (PER SHARE)       DATE           5%           10%
            ----              ----------    -------------    -----------    ----------    ----------    ----------
Kevin B. Shaw...............    50,000(1)        11.6%         $18.50        12/16/03      $255,560      $564,722
President and Chief
  Executive Officer
William B. Byrum............    25,000(2)         5.8%          15.00        10/23/03       103,605       228,941
Executive Vice President &
  Chief Operating Officer
Thomas Bryant Mangum........    20,000(2)         4.6%          15.00        10/23/03        82,884       183,153
Senior Vice President
J. Patrick Morris...........    28,250(2)         6.6%          15.00        10/23/03       117,074       258,704
Senior Vice President
Marvin R. Richardson........    30,000(2)         7.0%          15.00        10/23/03       124,327       274,730
Executive Vice President
Jeffrey R. Steinhilber......    35,000(3)         8.1%          15.00        10/23/03         -- (3)        -- (3)
Executive Vice President

---------------

(1) The option was granted on December 16, 1998 and becomes exercisable annually in one-third increments beginning on January 1, 2001.

(2) The option was granted on October 23, 1998 and becomes exercisable annually in one-third increments beginning on November 1, 2000.

(3) Pursuant to the terms of a Separation Agreement between the Company and Mr. Steinhilber, the option was forfeited in connection with Mr. Steinhilber's resignation from the Company, which was effective as of June 11, 1999.

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table provides certain information concerning the value of securities underlying unexercised stock options held by each of the Named Executive Officers during the fiscal year ended June 30, 1999.

This table assumes the conversion into Class A Stock of all shares of Class B Stock issuable upon the exercise of certain options.

                                                         NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                           NUMBER OF                    UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                            SHARES                     OPTIONS AT JUNE 30, 1999            JUNE 30, 1999(1)
                          ACQUIRED ON     VALUE      ----------------------------    ----------------------------
          NAME             EXERCISE      REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
          ----            -----------    --------    -----------    -------------    -----------    -------------
Kevin B. Shaw...........        --       $     --       16,667         73,333           $ --            $ --
William B. Byrum........        --             --       10,667         45,333             --              --
Thomas Bryant Mangum....        --             --           --         20,000             --              --
J. Patrick Morris.......        --             --       18,833         37,667             --              --
Marvin R. Richardson....        --             --        4,000         37,000             --              --
Jeffrey R.
  Steinhilber...........    23,600        339,203      113,382             --             --              --

---------------

(1) All stock options were out of the money (the exercise price was higher than the market price) at the fiscal year end of the Company.

EMPLOYMENT AGREEMENTS

     The Company is party to an employment agreement with William B. Byrum, dated September 1, 1995, pursuant to which Mr. Byrum was employed by the Company as Vice President - Corporate Development until June 1998. In June 1998, Mr. Byrum was promoted to the position of Senior Vice President. In June 1999, Mr. Byrum was promoted to the position of Executive Vice President and Chief Operating Officer. The agreement provides for a term of five years and an annual salary subject to increase at the discretion of the Company. The agreement provides for a bonus to be paid to Mr. Byrum. In addition, the agreement contains certain non-compete, non-disclosure and non-interference provisions applicable to Mr. Byrum.

     The Company, through its wholly owned subsidiary, NCS HealthCare of Indiana, Inc., is also party to an employment agreement with Marvin R. Richardson, dated May 31, 1995, pursuant to which Mr. Richardson was employed by the Company as the President of NCS HealthCare of Indiana, Inc. (f/k/a Quality Health Care of NCS, Inc.) until March 1997. The agreement provides for a term of four years from July 1, 1996 and an annual salary in addition to cash bonuses based on certain performance targets. The agreement also contains certain non-compete, non-disclosure and non-interference provisions applicable to Mr. Richardson. In March 1997, Mr. Richardson was promoted to the position of Senior Vice President - Sales and Marketing.

     The Company is a party to an employment agreement with Jeffrey R. Steinhilber, dated December 1, 1998, pursuant to which the Company agreed to employ Mr. Steinhilber for a period of three years as its Chief Operating Officer at a minimum annual base salary of $220,000, subject to increase at the discretion of the Chief Executive Officer. Mr. Steinhilber resigned from the Company effective as of June 11, 1999. Pursuant to the terms of a Separation Agreement between the Company and Mr. Steinhilber, dated September 10, 1999, he is entitled through November 30, 2001 to payment of (i) his annual salary of $220,000, (ii) reimbursement of club dues and assessments in connection with his membership at a country club and (iii) receipt of continued benefits and certain perquisites from the Company. In addition, pursuant to the Separation Agreement, Mr. Steinhilber received a cash bonus of $725 and certain computer equipment previously provided to him by the Company. In addition, the expiration date for vested options to purchase 13,524 shares of Class A Stock and 5,000 shares of Class A Stock were each extended from February 1, 2002 and April 22, 2002, respectively, to December 28, 2004.

     The Company is a party to a salary continuation agreement with each of Thomas B. Mangum, J. Patrick Morris and Marvin R. Richardson (each an "Employee"), each dated as of July 20, 1999. Under the terms of the salary continuation agreement, if, subsequent to a change in control transaction involving the Company, the Employee's employment is terminated by the Company other than for cause (as defined in the agreement) or he terminates his employment for good reason (as defined in the agreement), the Employee will be entitled to receive for a period ending two years from the date of change in control transaction (i) a base salary at an annual rate equal to the greater of
(x) the highest monthly base salary paid by the Company to the Employee during the 12 months preceding the change in control transaction or (y) the highest monthly salary paid by the Company to the Employee during the period from the date of the change in control transaction to the date of the termination of the Employee's employment and (ii) health insurance, life insurance and retirement benefits that would have been provided if the Employee had not been terminated, in accordance with the most favorable plans or policies of the Company during the 90-day period preceding the change in control transaction, or, if more favorable to the Employee, as in effect at any time thereafter with respect to other key employees.

                              CERTAIN TRANSACTIONS

     The Company leases its Hilliard, Ohio facility from PR Realty, a partnership of which Phyllis K. Wilson is Managing Partner. The lease is in the third year of a ten-year term, with rent payable at an annual rate of $255,750. The lease has recently been amended to require the Company to obtain insurance with respect to the facility, the cost of which will be paid for by Ms. Wilson. The Company believes that this lease is on terms comparable to those that could be obtained from an unrelated third party.

           HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Human Resources Committee (the "Committee") of the Board of Directors. The Committee is comprised of Messrs. Mixon, Osborne and Sells, none of whom is an officer or employee of the Company.

COMPENSATION PHILOSOPHY

     The Committee's philosophy regarding the compensation of its executive officers is to (i) provide a competitive total compensation package that enables the Company to attract and retain qualified executives; (ii) provide executives with incentive bonuses linked to Company and individual performance; and (iii) provide executive officers with a significant equity stake in the Company through stock options or other equity incentives.

     Section 162(m) of the Internal Revenue Code prohibits a deduction to any publicly held corporation for compensation paid to a "covered employee" in any year in excess of $1 million. A covered employee is generally one of the Named Executive Officers. The Committee does not expect the deductibility of any compensation paid to any of the Named Executive Officers in 1999 to be affected by Section 162(m). However, the Committee may consider alternatives to its existing compensation programs in the future to assure the deductibility of executive compensation.

FISCAL 1999 COMPENSATION DECISIONS

     Salaries. Salaries for all executive officers for fiscal 1999, other than Messrs. Outcalt and Shaw, were established by the Committee based on recommendations by Mr. Shaw. Salaries for some executive officers were increased early in fiscal 1999, based on then-existing financial circumstances, consistent with the Company's desire to retain and attract qualified executives.

     Bonuses. Generally, cash bonuses paid by the Company to its executive officers are based on each executive's function, level of responsibility and/or the terms of their employment agreements. Due to (i) the financial pressure experienced by the Company and the health care services industry in general during fiscal year 1999 and (ii) the considerable challenges facing the Company primarily resulting from the implementation of Medicare's Prospective Payment System, bonuses were generally not paid to executive officers. The bonus paid to Mr. Mangum in fiscal year 1999 was a one-time payment made by the Company in connection with Mr. Mangum's agreement to join the Company in June 1998.

     Stock Options. The Committee believes that the interests of executives most responsible for the management and growth of the Company should be closely aligned with the long-term interests of the Company's stockholders. As a consequence, options to purchase an aggregate of 345,250 shares of Class A Stock were granted to 53 employees of the Company on October 23, 1998, based on the Board's recommendation in June 1998. Of the total stock options granted, the Company awarded options to purchase an aggregate of 141,250 shares of Class A Stock to the Company's executive officers, exclusive of Messrs. Outcalt and Shaw. The stock options vest incrementally over time beginning two years from the date of grant and expire five years from the date of grant. The exercise price of each stock option is $15.00 per share, which was the closing price of the Class A Stock on the date of grant.

     In December 1998, the Committee granted options to purchase 35,000 shares of Class A Stock and 50,000 shares of Class A Stock to Messrs. Outcalt and Shaw, respectively. The stock options vest incrementally over time beginning two years from the date of grant and expire five years from the date of grant. The exercise price of each option is $18.50 per share, which was the closing price of the Class A Stock on the date of grant.

     In determining the number of options awarded to individual executive officers, the Committee generally establishes a level of award based on the individual's position and level of responsibility.

COMPENSATION OF THE CHAIRMAN AND OF THE CHIEF EXECUTIVE OFFICER

     The compensation arrangements of Mr. Outcalt, the Chairman of the Company, and Mr. Shaw, the President and Chief Executive Officer of the Company, are determined based on the Committee's subjective assessment of their performance, measured by the Company's overall financial performance and the Committee's assessment of their contributions to achieving strategic objectives during the year. In light of the financial challenges facing the Company, Messrs. Outcalt and Shaw elected not to be considered for salary increases or bonuses during fiscal 1999.

                                          THE HUMAN RESOURCES COMMITTEE
                                          Richard L. Osborne, Chairman
                                          A. Malachi Mixon III
                                          Boake A. Sells

     COMPARISON OF 40 MONTH CUMULATIVE TOTAL RETURN AMONG THE COMPANY'S CLASS A STOCK, THE S&P 500 INDEX, THE NASDAQ STOCK MARKET (U.S.) INDEX, THE S&P HEALTH CARE SECTOR INDEX AND THE NASDAQ HEALTH SERVICES INDEX*

     The following line graph compares the percentage change in the cumulative total stockholder return on the Class A Stock against the cumulative total return of (i) the Standard & Poor's 500 Stock Index (the "S&P 500 Index"), (ii) the Standard & Poor's Health Care Sector Index (the "S&P Health Care Sector Index"), (iii) the Nasdaq Stock Market (U.S.) Index (the "Nasdaq Index") and
(iv) the Nasdaq Health Services Index for the period that commenced February 14, 1996 and ended June 30, 1999. The graph assumes an investment of $100 on February 14, 1996 in Class A Stock or on January 31, 1996 for the applicable index, a reinvestment of dividends (no dividends were declared on the Class A Stock during the period) and actual market value increases and decreases of the Class A Stock relative to an initial investment of $100. This is the first year that the Company has presented the Nasdaq Index and the Nasdaq Health Services Index. The Company believes that the Nasdaq Index is comprised of companies having a market capitalization that more closely resembles the market capitalization of the Company, when compared to the market capitalization of the companies included in the S&P 500. Additionally, the Nasdaq Health Services Index, which is comprised of companies engaged in the business of providing services to health care providers, presents a more meaningful comparison to the business of the Company than the S&P Health Care Sector Index, which is comprised of health care providers. Henceforth, the Company's comparative stock performance graph will present the Nasdaq Index and the Nasdaq Health Services Index, which the Company believes are more representative of the Company, rather than the S&P 500 Index and the S&P Health Care Sector Index.

     The Company believes the information provided has only limited relevance and is not necessarily indicative of future price performance.

                                                         S&P 500                                   S&P
                                 NCS HEALTHCARE,         -------          NASDAQ STOCK         HEALTHCARE         NASDAQ HEALTH
                                      INC.                                MARKET (U.S.)          SECTOR             SERVICES
                                 ---------------                          -------------        ----------         -------------
'2/14/96'                            100.00              100.00              100.00              100.00              100.00
'6/96'                               183.00              106.00              113.00              102.00              109.00
'6/97'                               184.00              143.00              137.00              151.00              100.00
'6/98'                               173.00              187.00              180.00              207.00               97.00
'6/99'                                33.00              229.00              259.00              236.00               91.00

            * $100 INVESTED ON 2/14/96 IN STOCK OR ON 1/31/96
              IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS.
              FISCAL YEAR ENDING JUNE 30.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's Directors and certain of its officers and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Such persons are further required to furnish the Company with copies of all such forms they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes all Section 16(a) filing requirements were satisfied by the Company's Directors and executive officers for the fiscal year ended June 30, 1999, except that (i) the sale by Mr. Richardson of 3,300 shares of Class A Stock on June 9, 1999 and the sale by a corporation of which Mr. Richardson and his spouse each own a 45% equity interest of 6,050 shares of Class A Stock on June 9, 1999 were each reported on a Form 5, dated August 13, 1999 and (ii) the acquisition by Mr. Steinhilber of options to purchase 35,000 shares of Class A Stock on October 23, 1998, the exercise of an option to purchase 23,600 shares of Class B Stock and the subsequent conversion to Class A Stock and sale of such shares on November 10, 1998 and the forfeiture of options to purchase 19,016 shares of Class A Stock on June 11, 1999 were each reported on a Form 5 dated October 12, 1999.

                 STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit to the Board of Directors proposals to be considered for submission to the Annual Meeting of Stockholders to be held in 2000. Any such proposal should be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to NCS HealthCare, Inc., 3201 Enterprise Parkway, Cleveland, Ohio 44122 and must be received no later than June 22, 2000. Any such notice shall set forth: (a) the name and address of the stockholder and the text of the proposal to be introduced; and (b) the number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the date of such notice. If the proponent is not a stockholder of record, proof of beneficial ownership also should be submitted. All proposals must be a proper subject for action and comply with the Proxy Rules of the Securities and Exchange Commission and such other requirements imposed by the Company as set forth in its By-laws. The Chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

     The Company may use its discretion in voting proxies with respect to stockholder proposals not included in the Proxy Statement for the fiscal year ended June 30, 2000, unless the Company receives notice of such proposals prior to September 5, 2000.

                              INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected the firm of Ernst & Young LLP, independent auditors, to examine and audit the financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2000. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement should they so desire. The representatives also will be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

     The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

     Upon the receipt of a written request from any stockholder entitled to vote at the Annual Meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Exchange Act, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good-faith representation that, as of the Annual Meeting Record Date, the person making the request was the beneficial owner of securities entitled to vote at such Annual Meeting. Written requests for the Annual Report on Form 10-K should be directed to: Kristen H. Schulz, Director of Investor Relations, NCS HealthCare, Inc., 3201 Enterprise Parkway, Cleveland, Ohio 44122.

     You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience a return envelope is enclosed requiring no additional postage if mailed in the United States.
                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          Kevin B. Shaw
                                          President and Chief Executive Officer
November 1, 1999

                              NCS HEALTHCARE, INC.
                         PROXY FOR CLASS A COMMON STOCK
              ANNUAL MEETING OF STOCKHOLDERS -- NOVEMBER 22, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby (i) appoints JON H. OUTCALT, KEVIN B. SHAW and GERALD
D. STETHEM, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Class A Common Stock of NCS HealthCare, Inc. that the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at the Private Rooms at Playhouse Square, 1515 Euclid Avenue, 2nd Floor, Cleveland, Ohio, on Monday, November 22, 1999, at 9:30 a.m. local time, and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Class A Common Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINATED BY THE BOARD OF DIRECTORS.

    (1) Election of Director.

         [ ] FOR the nominee listed                                    [ ] WITHHOLD AUTHORITY
                                                                        to vote for the nominee listed

                              A. MALACHI MIXON, III

                                                    (To be signed on other side)

 PROXY NO.                                                                SHARES

                      (Proxy -- continued from other side)

    (2) In their discretion to act on any other matter or matters that may properly come before the meeting.

                                                    Please date, sign and
                                                    return promptly in the
                                                    accompanying envelope.

                                                    Dated:................, 1999

                                                    ............................

                                                    Your signature to this
                                                    Proxy form should be
                                                    exactly the same as the name
                                                    imprinted hereon. Persons
                                                    signing as executors,
                                                    administrators, trustees or
                                                    in similar capacities should
                                                    so indicate. For joint
                                                    accounts, the name of each
                                                    joint owner must be signed.

   THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE NOMINEE FOR DIRECTOR.

                              NCS HEALTHCARE, INC.
                         PROXY FOR CLASS B COMMON STOCK
              ANNUAL MEETING OF STOCKHOLDERS -- NOVEMBER 22, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby (i) appoints JON H. OUTCALT, KEVIN B. SHAW, and GERALD D. STETHEM, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Class B Common Stock of NCS HealthCare, Inc. that the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at the Private Rooms at Playhouse Square, 1515 Euclid Avenue, 2nd Floor, Cleveland, Ohio, on Monday, November 22, 1999, at 9:30 a.m. local time, and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Class B Common Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINATED BY THE BOARD OF DIRECTORS.

    (1) Election of Director.

         [ ] FOR the nominee listed                                    [ ] WITHHOLD AUTHORITY
                                                                        to vote for the nominee listed

                              A. MALACHI MIXON, III

                                                    (To be signed on other side)

 PROXY NO.                                                                SHARES

                      (Proxy -- continued from other side)

    (2) In their discretion to act on any other matter or matters that may properly come before the meeting.

                                                    Please date, sign and
                                                    return promptly in the
                                                    accompanying envelope.

                                                    Dated:................, 1999

                                                    ............................

                                                    Your signature to this
                                                    Proxy form should be
                                                    exactly the same as the name
                                                    imprinted hereon. Persons
                                                    signing as executors,
                                                    administrators, trustees or
                                                    in similar capacities should
                                                    so indicate. For joint
                                                    accounts, the name of each
                                                    joint owner must be signed.

   THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE NOMINEE FOR DIRECTOR.

CONFIDENTIAL VOTING INSTRUCTIONS
TO: NORWEST BANK COLORADO, N.A., TRUSTEE FOR THE
NCS HEALTHCARE EMPLOYEE SAVINGS PLAN AND TRUST

Pursuant to section 7.2(d) of the NCS HealthCare Employee Savings Plan and Trust (the "Plan"), the undersigned as a participant in the Plan hereby directs the Trustee to vote (in person or by proxy) all shares of Class A Common Stock of NCS HealthCare, Inc. credited to the undersigned's account under the Plan on the record date for the annual meeting of stockholders of NCS HealthCare, Inc. to be held on November 22, 1999 and at any adjournment or postponement thereof, on the following matters as checked below:

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE FOR DIRECTOR.

    1. ELECTION OF DIRECTOR, Nominee:                 WITHHOLD AUTHORITY        [ ]
       FOR the nominee listed below         [ ]       to vote for the nominee listed below

                               A. Malachi Mixon, III

   2. In accordance with his judgment upon any other matter or matters that may properly come before the meeting.

                    (CONTINUED, AND TO BE SIGNED ON OTHER SIDE)

(Continued from the other side)

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. THE TRUSTEE SHALL NOT VOTE SHARES OF THE COMPANY FOR WHICH IT DOES NOT RECEIVE INSTRUCTIONS.

THIS CONFIDENTIAL VOTING INSTRUCTIONS CARD WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL OF THE TRUSTEE. THE SHARES REPRESENTED BY THIS CARD WILL BE VOTED AS DIRECTED, OR IF DIRECTIONS ARE NOT INDICATED BUT THIS CARD IS EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR.

                                                     Dated................, 1999

                                                     ...........................
                                                     Signature

                                                     ...........................
                                                     Signature

                                                     ...........................
                                                     Title

                                                     NOTE: Please sign exactly
                                                     as name appears hereon.
                                                     When signing as attorney,
                                                     executor, administrator,
                                                     trustee or guardian, please
                                                     add your title as such.

PLEASE SIGN, DATE AND RETURN YOUR VOTING CARD PROMPTLY IN THE ENCLOSED ENVELOPE
                           WHICH REQUIRES NO POSTAGE.